Exhibit 99.1


IMC Home Equity Loan Trust 1997-1
---------------------------------
Information Relating to the Collateral

                          Fixed Rate Home Equity Loans
   Preliminary characteristics of the Initial Home Equity Loans as of 1/1/97:

Total Number of Loans:                                                           4,260

Total Outstanding Loan Balance:                                           $249,901,898

       Balloon (% of Total):                                                    44.34%

       Level Pay (% of Total):                                                  55.66%

Average Loan Principal Balance:                                                $58,662                ($2,988  to $376,828)

Weighted Average CLTV :                                                         72.19%                (10.86% to 98.83%)

% of Pool with LTVs greater than 85%:                                            9.19%

Weighted Average Coupon:                                                        11.93%                (7.80% to 18.98%)

Weighted Average Remaining Term to
Maturity (months):                                                                 223                (34 to 360)

Weighted Average Seasoning (months):                                                 3                (0 to 43)

Weighted Average Original Term (months):                                           226                (36 to 360)

Range of Original Terms:                                                     Level Pay                           Balloon
                                                                  ---------------------------------   ------------------------------
                                                                     Up to 60:          0.14%           Up to 60:        0.02%
                                                                     61 - 120:          1.98%           61 - 120:        0.08%
                                                                     121 - 180:        16.63%           121 - 180:       44.25%
                                                                     181 - 240:        15.65%
                                                                     241 - 300:         0.09%
                                                                     301 - 360:        21.16%
Lien Position:                                      1st Lien:            89.21%
                                                    2nd Lien:            10.79%

Property Type:                        Single Family Detached:            89.91%
                                      Single Family Attached:             2.03%
                                                  2-4 Family:             5.75%
                                       Condominium/Townhouse:             1.50%
                                                       Other:             0.81%

Occupancy Status:                             Owner Occupied:            91.95%
                                           Non-Owner Occupied:            8.05%


Geographic Distribution:                                                          NY:       14.77%           FL:        6.85%
(states not listed individually account                                           NJ:        7.71%           GA:        5.87%
for less than 5.00% of the Mortgage                                               MD:        7.26%           NC:        5.35%
Loan principal balance)                                                           MI:        7.06%

Credit Quality:                                                                    A:       45.10%
(per IMC's guidelines)                                                             B:       27.47%
                                                                                   C:       20.69%
                                                                                   D:        6.75%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                             [BEAR STEARNS LOGO]

IMC Home Equity Loan Trust 1997-1
---------------------------------
Information Relating to the Collateral

                        Adjustable Rate Home Equity Loans
  Preliminary characteristics of the Initial Home Equity Loans as of 1/1/97:

Total Number of Loans:                                                             686

Total Outstanding Loan Balance:                                            $74,874,756

       Balloon (% of Total):                                                     0.63%

       Non-Balloon (% of Total):                                                99.37%

Average Loan Principal Balance:                                               $109,147              ($9,931 to $612,715)

Weighted Average CLTV :                                                         72.34%              (6.50 % to 93.14%)

Weighted Average Coupon:                                                         9.86%              (3.88 % to 15.50%)

Weighted Average Gross Margin:                                                   6.25%              (2.75 % to 10.25%)

Weighted Average Lifetime Cap:                                                  17.76%              (9.88 % to 55.00%)

Weighted Average Lifetime Floor:                                                 9.68%              (3.88 % to 15.75%)

Weighted Average Periodic Cap:                                                   1.42%              (1.00% to 10.00%)

Weighted Average Remaining Term to Maturity (months):                              350              (111  to 360)

Weighted Average Seasoning (months):                                                 6              (0  to 45)

Weighted Average Original Term (months):                                           357              (120 to 360)

Weighted Average Months to First Rate Change:                                       11              (1 to 35)

Range of Original Terms:                                                    Non-Balloon                         Balloon
                                                                   -------------------------------  --------------------------------
                                                                      61 - 120:        0.00%           61 - 120:         0.17%
                                                                     121 - 180:        0.77%          121 - 180:         0.46%
                                                                     181 - 240:        0.66%
                                                                     241 - 300:        0.00%
                                                                     301 - 360:        97.95%

Lien Position:                                       1st Lien:                 100.00%

                                                     2nd Lien:                    none

Index:                                             6-mo LIBOR:                  79.98%
                                                     1-yr CMT:                  20.02%

Property Type:                         Single Family Detached:                  94.86%              Condominium/Townhouse:    0.90%
                                       Single Family Attached:                   0.91%                              Other:    1.04%
                                                   2-4 Family:                   2.29%

Occupancy Status:                              Owner Occupied:                  93.87%
                                           Non-Owner Occupied:                   6.13%

Geographic Distribution:                                                 CA:             11.82%           GA:        5.94%
(states not listed individually account                                  MI:             11.49%           IL:        5.67%
for less than 5.00% of the Mortgage                                      WA:              7.43%           CO:        5.48%
Loan principal balance)                                                  OR:              6.01%

Credit Quality:                                                           A:             47.98%
(per IMC's guidelines)                                                    B:             25.62%
                                                                          C:             19.73%
                                                                          D:              6.66%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                             [BEAR STEARNS LOGO]

IMC Home Equity Loan Trust 1997-1
---------------------------------
Information Relating to the Certificates

TRANSACTION SUMMARY (a), (b)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Estimated       Estimated      Estimated       Estimated       Expected
                                                           WAL          Modified       Principal       Principal       Ratings
                                        Approximate    to Maturity      Duration        Lockout         Window        (Moody's /
Certificate                                Size          (years)         (years)        (months)       (months)         S&P )
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1                               $95,086,000                0.90            0.84    0              21         Aaa/AAA (b)
Class A-2                               $31,086,000                2.10            1.90    20             10         Aaa/AAA (b)
Class A-3                               $46,349,000                3.20            2.78    29             20         Aaa/AAA (b)
Class A-4                               $37,517,000                5.19            4.19    48             33         Aaa/AAA (b)
Class A-5                               $10,065,000                7.40            5.51    80             18         Aaa/AAA (b)
Class A-6                               $17,897,000               10.77            7.04    97             80         Aaa/AAA (b)
Class A-7                               $12,000,000                6.87            5.12    36             141        Aaa/AAA (b)
Class A-8                               $75,000,000                3.26            2.68    0              211        Aaa/AAA (b)
-----------------------------------------------------------------------------------------------------------------------------------

Notes:     (a)  100% Prepayment Assumption: For the Fixed Rate Group, 4.0% CPR
                in month 1, and an additional 1.909% per annum in each month thereafter until month 12. On and after month 12, 25% CPR. For the Adjustable Rate Group, constant 25% CPR.
           (b)  MBIA surety bond.

Class A-1 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                8.91           1.58            1.14           0.90            0.75         0.65
Modified Duration (years)                           6.16           1.44            1.05           0.84            0.71         0.62
First Principal Payment                        02/25/97       02/25/97        02/25/97       02/25/97        02/25/97     02/25/97
Last Principal Payment                         10/25/11       05/25/00        04/25/99       10/25/98        06/25/98     03/25/98
Principal Lockout (months)                             0              0               0              0               0            0
Principal Window (months)                            177             40              27             21              17           14
Illustrative Yield                                6.641%         6.408%          6.297%         6.194%          6.098%       6.008%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               14.76           4.03            2.76           2.10            1.70         1.42
Modified Duration (years)                           9.11           3.42            2.44           1.90            1.56         1.32
First Principal Payment                        10/25/11       05/25/00        04/25/99       10/25/98        06/25/98     03/25/98
Last Principal Payment                         10/25/11       11/25/01        04/25/00       07/25/99        01/25/99     09/25/98
Principal Lockout (months)                           176             39              26             20              16           13
Principal Window (months)                              1             19              13             10               8            7
Illustrative Yield                                6.766%         6.685%          6.633%         6.581%          6.529%       6.478%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                             [BEAR STEARNS LOGO]

IMC Home Equity Loan Trust 1997-1
---------------------------------
Information Relating to the Certificates


Class A-3 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               14.76           6.35            4.29           3.20            2.53         2.08
Modified Duration (years)                           8.99           4.97            3.59           2.78            2.25         1.88
First Principal Payment                        10/25/11       11/25/01        04/25/00       07/25/99        01/25/99     09/25/98
Last Principal Payment                         10/25/11       04/25/05        07/25/02       02/25/01        03/25/00     08/25/99
Principal Lockout (months)                           176             57              38             29              23           19
Principal Window (months)                              1             42              28             20              15           12
Illustrative Yield                                6.960%         6.920%          6.885%         6.849%          6.811%       6.772%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-4 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               17.89          10.46            7.11           5.19            4.04          3.26
Modified Duration (years)                           9.72           7.10            5.37           4.19            3.39          2.81
First Principal Payment                        10/25/11       04/25/05        07/25/02       02/25/01        03/25/00       08/25/99
Last Principal Payment                         11/25/19       04/25/10        04/25/06       10/25/03        02/25/02       02/25/01
Principal Lockout (months)                           176             98              65             48              37            30
Principal Window (months)                             98             61              46             33              24            19
Illustrative Yield                                7.271%         7.253%          7.232%         7.207%          7.180%        7.152%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-5 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               24.44          14.21           10.11           7.40            5.62         4.47
Modified Duration (years)                          10.93           8.50            6.88           5.51            4.45         3.68
First Principal Payment                        11/25/19       04/25/10        04/25/06       10/25/03        02/25/02     02/25/01
Last Principal Payment                         11/25/22       10/25/11        02/25/08       03/25/05        03/25/03     11/25/01
Principal Lockout (months)                           273            158             110             80              60           48
Principal Window (months)                             37             19              23             18              14           10
Illustrative Yield                                7.515%         7.503%          7.490%         7.474%          7.454%        7.433%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-6 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               27.76          16.10           13.56          10.77            8.38         6.54
Modified Duration (years)                          11.14           8.91            8.13           7.04            5.92         4.93
First Principal Payment                         11/25/22       10/25/11         2/25/08        3/25/05         3/25/03     11/25/01
Last Principal Payment                           6/25/26        6/25/20        12/25/14       10/25/11         6/25/10      1/25/08
Principal Lockout (months)                           309            176             132             97              73           57
Principal Window (months)                             44            105              83             80              88           75
Illustrative Yield                                7.760%         7.749%          7.744%         7.735%          7.722%       7.706%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                             [BEAR STEARNS LOGO]

IMC Home Equity Loan Trust 1997-1
---------------------------------
Information Relating to the Certificates


Class A-7 "LOCK BOND" (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               13.56           8.81            7.67           6.87            6.26         5.79
Modified Duration (years)                           8.19           6.10            5.54           5.12            4.79         4.51
First Principal Payment                          2/25/00        2/25/00         2/25/00        2/25/00         2/25/00      2/25/00
Last Principal Payment                           6/25/26        6/25/20        10/25/11       10/25/11         6/25/10      1/25/08
Principal Lockout (months)                            36             36              36             36              36           36
Principal Window (months)                            317            245             141            141             125           96
Illustrative Yield                                7.326%         7.307%          7.300%         7.293%          7.287%       7.281%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-8 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               21.05           6.53            4.42           3.26            2.53         2.03
Modified Duration (years)                          11.33           4.69            3.45           2.68            2.16         1.78
First Principal Payment                          2/25/97        2/25/97         2/25/97        2/25/97         2/25/97      2/25/97
Last Principal Payment                           6/25/26        7/25/24        10/25/19        8/25/14        11/25/10      2/25/08
Principal Lockout (months)                             0              0               0              0               0            0
Principal Window (months)                            353            330             273            211             166          133
Illustrative Yield                                5.842%         5.840%          5.838%         5.837%          5.835%        5.833%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-5 (to 10% clean-up call)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               24.44          14.18           10.01           7.36            5.62         4.47
Modified Duration (years)                          10.93           8.50            6.84           5.49            4.45         3.68
First Principal Payment                         11/25/19        4/25/10         4/25/06       10/25/03         2/25/02      2/25/01
Last Principal Payment                          11/25/22        9/25/11         6/25/07       11/25/04         3/25/03     11/25/01
Principal Lockout (months)                           273            158             110             80              60           48
Principal Window (months)                             37             18              15             14              14           10
Illustrative Yield                                7.515%         7.503%          7.490%         7.474%          7.454%       7.433%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-6 (to 10% clean-up call)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               26.85          14.67           10.42           7.84            6.17         5.00
Modified Duration (years)                          11.04           8.53            6.95           5.70            4.76         4.02
First Principal Payment                         11/25/22        9/25/11         6/25/07       11/25/04         3/25/03     11/25/01
Last Principal Payment                           1/25/24        9/25/11         6/25/07       11/25/04         3/25/03      1/25/02
Principal Lockout (months)                           309            175             124             93              73           57
Principal Window (months)                             15              1               1              1               1            3
Illustrative Yield                                7.760%         7.747%          7.734%         7.719%          7.702%       7.683%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                             [BEAR STEARNS LOGO]

IMC Home Equity Loan Trust 1997-1
---------------------------------
Information Relating to the Certificates


Class A-7 "LOCK BOND" (to 10% clean-up call)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               13.55           8.78            7.31           6.28            5.40         4.64
Modified Duration (years)                           8.19           6.09            5.39           4.83            4.31         3.81
First Principal Payment                          2/25/00        2/25/00         2/25/00        2/25/00         2/25/00      2/25/00
Last Principal Payment                           1/25/24        9/25/11         6/25/07       11/25/04         3/25/03      1/25/02
Principal Lockout (months)                            36             36              36             36              36           36
Principal Window (months)                            288            140              89             58              38           24
Illustrative Yield                                7.326%         7.307%          7.297%         7.288%          7.276%       7.263%
-----------------------------------------------------------------------------------------------------------------------------------

Class A-8 (to 10% clean-up call)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                          0%              50%             75%           100%            125%          150%
Ramp to                                             0%           12.50%          18.75%         25.00%          31.25%        37.50%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               20.78           6.00            4.05           2.99            2.33         1.88
Modified Duration (years)                          11.28           4.51            3.29           2.54            2.04         1.67
First Principal Payment                          2/25/97        2/25/97         2/25/97        2/25/97         2/25/97      2/25/97
Last Principal Payment                           1/25/24        9/25/11         6/25/07       11/25/04         3/25/03      1/25/02
Principal Lockout (months)                             0              0               0              0               0            0
Principal Window (months)                            324            176             125             94              74           60
Illustrative Yield                                5.842%         5.839%          5.838%         5.837%          5.834%       5.833%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                             [BEAR STEARNS LOGO]